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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 27, 2006

            CWABS Asset Backed Certificates Trust, Series 2006-SPS1
            -------------------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-131591- 16

                                  CWABS, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131591

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


           Delaware                                     87-0698310
           --------                                     ----------
(State or Other Jurisdiction of              (I.R.S. Employer Identification
        Incorporation) No.)


       4500 Park Granada
     Calabasas, California                                91302
     ---------------------                                -----
(Address of Principal Executive                         (Zip Code)
   Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9       Financial Statements and Exhibits
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Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

      (a)       Financial statements of business acquired.
                ------------------------------------------

                Not applicable.

      (b)       Pro forma financial information.
                --------------------------------

                Not applicable.

      (c)       Exhibits.
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      5.1       Legality Opinion of Sidley Austin LLP.

      8.1       Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1      Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).


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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.


                                             By: /s/ Darren Bigby
                                                 -------------------------
                                                 Name: Darren Bigby
                                                 Title: Vice President


Dated:  June 27, 2006


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

                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----
5.1      Legality Opinion of Sidley Austin LLP                                5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)           5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)      5


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